                                                                  EXHIBIT (a.2)
                            PORTFOLIO PARTNERS, INC.

                              ARTICLES OF AMENDMENT

         PORTFOLIO PARTNERS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Charter of the Corporation is hereby amended by striking out Article FIRST of the Charter in its entirety and inserting in lieu thereof the following:

         "FIRST: The name of the Corporation (which is hereinafter referred to as the "Corporation") is: ING Partners, Inc."

         SECOND: The Charter of the Corporation is further amended by renaming the classified shares of capital stock of each Portfolio as follows:

Old Name                                                                     New Name
--------                                                                     --------
PPI MFS Emerging Equities Portfolio - Initial Class..................     ING MFS Emerging Equities Portfolio - Initial Class
PPI MFS Emerging Equities Portfolio - Adviser Class..................     ING MFS Emerging Equities Portfolio - Adviser Class
PPI MFS Emerging Equities Portfolio - Service Class..................     ING MFS Emerging Equities Portfolio - Service Class
PPI MFS Research Growth Portfolio - Initial Class....................     ING MFS Research Portfolio - Initial Class
PPI MFS Research Growth Portfolio - Adviser Class....................     ING MFS Research Portfolio - Adviser Class
PPI MFS Research Growth Portfolio - Service Class....................     ING MFS Research Portfolio - Service Class
PPI MFS Capital Opportunities Portfolio - Initial Class..............     ING MFS Capital Opportunities Portfolio - Initial Class
PPI MFS Capital Opportunities Portfolio - Adviser Class..............     ING MFS Capital Opportunities Portfolio - Adviser Class
PPI MFS Capital Opportunities Portfolio - Service Class..............     ING MFS Capital Opportunities Portfolio - Service Class
PPI Scudder International Growth Portfolio - Initial Class...........     ING Scudder International Growth Portfolio - Initial Class
PPI Scudder International Growth Portfolio - Adviser Class...........     ING Scudder International Growth Portfolio - Adviser Class
PPI Scudder International Growth Portfolio - Service Class...........     ING Scudder International Growth Portfolio - Service Class
PPI T. Rowe Price Growth Equity Portfolio - Initial Class............     ING T. Rowe Price Growth Equity Portfolio - Initial Class
PPI T. Rowe Price Growth Equity Portfolio - Adviser Class............     ING T. Rowe Price Growth Equity Portfolio - Adviser Class
PPI T. Rowe Price Growth Equity Portfolio - Service Class............     ING T. Rowe Price Growth Equity Portfolio - Service Class
PPI Alger Aggressive Growth Portfolio - Initial Class................     ING Alger Aggressive Growth Portfolio - Initial Class
PPI Alger Aggressive Growth Portfolio - Adviser Class................     ING Alger Aggressive Growth Portfolio - Adviser Class
PPI Alger Aggressive Growth Portfolio - Service Class................     ING Alger Aggressive Growth Portfolio - Service Class
PPI Alger Growth Portfolio - Initial Class...........................     ING Alger Growth Portfolio - Initial Class
PPI Alger Growth Portfolio - Adviser Class...........................     ING Alger Growth Portfolio - Adviser Class
PPI Alger Growth Portfolio - Service Class...........................     ING Alger Growth Portfolio - Service Class
PPI OpCap Balanced Value Portfolio - Initial Class...................     ING OpCap Balanced Value Portfolio - Initial Class
PPI OpCap Balanced Value Portfolio - Adviser Class...................     ING OpCap Balanced Value Portfolio -Adviser Class
PPI OpCap Balanced Value Portfolio - Service Class...................     ING OpCap Balanced Value Portfolio - Service Class
PPI Brinson Tactical Asset Allocation Portfolio - Initial Class......     ING UBS Tactical Asset Allocation Portfolio -
                                                                          Initial Class
PPI Brinson Tactical Asset Allocation Portfolio - Adviser Class......     ING UBS Tactical Asset Allocation Portfolio
                                                                          Adviser Class
PPI Brinson Tactical Asset Allocation Portfolio - Service Class......     ING UBS Tactical Asset Allocation Portfolio
                                                                          Service Class
PPI DSI Enhanced Index Portfolio - Initial Class.....................     ING DSI Enhanced Index Portfolio - Initial Class
PPI DSI Enhanced Index Portfolio - Adviser Class.....................     ING DSI Enhanced Index Portfolio - Adviser Class
PPI DSI Enhanced Index Portfolio - Service Class.....................     ING DSI Enhanced Index Portfolio - Service Class
PPI Goldman Sachs(R)Capital Growth Portfolio - Initial Class..........    ING Goldman Sachs(R)Capital Growth Portfolio -
                                                                          Initial Class
PPI Goldman Sachs(R)Capital Growth Portfolio - Adviser Class..........    ING Goldman Sachs(R)Capital Growth Portfolio -
                                                                          Adviser Class
PPI Goldman Sachs(R)Capital Growth Portfolio - Service Class..........    ING Goldman Sachs(R)Capital Growth Portfolio -
                                                                          Service Class
PPI Salomon Brothers Capital Portfolio - Initial Class...............     ING Salomon Brothers Capital Portfolio - Initial Class
PPI Salomon Brothers Capital Portfolio - Adviser Class...............     ING Salomon Brothers Capital Portfolio - Adviser Class
PPI Salomon Brothers Capital Portfolio - Service Class...............     ING Salomon Brothers Capital Portfolio - Service Class
PPI Salomon Brothers Investors Value Portfolio - Initial Class.......     ING Salomon Brothers Investors Value Portfolio -
                                                                          Initial Class
PPI Salomon Brothers Investors Value Portfolio - Adviser Class.......     ING Salomon Brothers Investors Value Portfolio -
                                                                          Adviser Class
PPI Salomon Brothers Investors Value Portfolio - Service Class.......     ING Salomon Brothers Investors Value Portfolio -
                                                                          Service Class



         THIRD: The foregoing amendments to the Charter were duly approved by a majority of the entire Board of Directors of the Corporation at meetings held on December 14, 2001 and March 5, 2002.

         FOURTH: The foregoing amendments are limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

         FIFTH: The foregoing amendments shall be effective on May 1, 2002.

         IN WITNESS WHEREOF, Portfolio Partners, Inc. has caused these Articles of Amendment to be signed by its President and attested to by its Secretary on this 14th day of March, 2002.


                                                 PORTFOLIO PARTNERS, INC.

                                                 By /s/ Laurie M. Tillinghast
                                                    -------------------------
                                                     Laurie M. Tillinghast
                                                     President

Attest:

/s/ Susan C. Mosher
Susan C. Mosher
Secretary

                                   CERTIFICATE


         THE UNDERSIGNED, President of PORTFOLIO PARTNERS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.



                                                 /s/ Laurie M. Tillighast
                                                 ------------------------
                                                 Laurie M. Tillinghast
                                                 President